UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 30, 2011

HIGHPOWER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34098	20-4062622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, China
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 755-89686238

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Changes in Registrant’s Certifying Accountant.

On September 30, 2011 Highpower International, Inc. (the “Company”) dismissed Dominic K.F. Chan & Co. (“DKFC”) as its independent registered public accounting firm and appointed Marcum Bernstein & Pinchuk LLP (“MBP”), as the Company’s independent registered public accounting firm.

The Company engaged DKFC to audit its financial statements for the years ended December 31, 2010 and 2009. The decision to change accountants was approved and ratified by the Company’s Audit Committee and Board of Directors. The reports of DKFC on the financial statements of the Company for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle. Additionally, during the Company’s two most recent fiscal years and any subsequent interim period through the date of dismissal, there were no disagreements with DKFC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

While DKFC was engaged by the Company, there were no disagreements with DKFC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of DKFC would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009.

The Company provided DKFC with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that DFKC furnish the Company with a letter addressed to the Commission stating whether or not DKFC agrees with the foregoing statements. A copy of the letter from DKFC to the Commission, dated September 30, 2011, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company engaged MBP as the Company’s independent registered public accounting firm on September 30, 2011.  During the Company’s fiscal years ended December 31, 2010 and 2009 and through September 30, 2011, neither the Company, nor anyone acting on its behalf, consulted with MBP regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that MBP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from Dominic K.F. Chan & Co. to the Securities and Exchange Commission dated September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highpower International, Inc.

Dated: October 5, 2011	/s/	Henry Sun
	By:	Henry Sun
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Dominic K.F. Chan & Co. to the Securities and Exchange Commission dated September 30, 2011.